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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date earliest event reported): February 28, 2001
                                                      -------------------




                         ACCEL INTERNATIONAL CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       0-8162                            31-0788334
         --------                       ------                            ----------
(State of Incorporation)       (Commission File Number)       (IRS Employer Identification No.)


75 West Street, Simsbury, Connecticut                                       06070
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(Address of principle executive office)                                   (Zip Code)


Registrant's telephone number, including area code: (860)-843-7600)
                                                    ---------------


(Former Name or Former Address, if Changed Since Last Report):  Not applicable.
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                                                                          0-8162
                         ACCEL INTERNATIONAL CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

ITEM 5.  OTHER EVENTS.

         (a) ACCEL International Corporation's ("ACCEL") property and casualty insurance subsidiary, Acceleration National Insurance Company ("ANIC"), has been placed into Liquidation by order of the Court of Common Pleas, Franklin, Ohio. Such Court had previously placed ANIC into Rehabilitation on November 29, 2000.

              The Court approval of the Liquidation triggers state guaranty association funds to cover benefit payments to ANIC insureds. The Company primarily wrote commercial automobile coverages to the common carrier industry, but ceased writing such business in July 1999.

              In the registrant's third quarter September 30, 2000 SEC Form 10-Q filing, ANIC was accounted for as discontinued operations.

         (b) On December 1, 2000, the registrant filed Form 8-K Current Report related to a Rehabilitation Order by the same Ohio court.

         (c) On November 20, 2000, the registrant filed Form 8-K Current Report related to the signing of a "Waiver of Certain Procedural Rights as to Motion for Order of Rehabilitation" ("the Waiver") on behalf of ANIC. Such action was taken after the Board of Directors of ANIC passed a resolution authorizing such action.

              The Waiver acknowledged that ANIC was fully informed of its rights pursuant to Ohio Revised Code Section 3903.12, and therefore, ANIC by signing the Waiver, consented to be placed into Rehabilitation by the Ohio Department of Insurance ("the Department"). Ohio is the regulating, domiciliary state for ANIC. ANIC had been under an "Order of Supervision" since May 4, 2000, such order having been issued due to the Superintendent of the Department's reasonable belief that ANIC was in such financial condition as to render the continuance of its business hazardous to its policyholders, certificate holders or to the public.

         (d)  Contact:   Gerald H. Pastor, President and Chief Executive Officer
                         ACCEL International Corporation, (860) 843-7600

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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL INTERNATIONAL CORPORATION                           Date:    March 7, 2001





By: /s/ Gerald H. Pastor                      By:  /s/ Richard A. Lawrence
    -----------------------------------          -------------------------------
    Gerald H. Pastor                             Richard A. Lawrence
    President & Chief                            Senior Vice President,
      Executive Officer                            CFO & Treasurer


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